EXHIBIT 10.12

SECOND AMENDMENT TO REAL ESTATE PURCHASE CONTRACT

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE CONTRACT (the “Second Amendment”) is attached to and made a part of that certain Real Estate Purchase Contract effectively dated February 9, 2006, by and between CNLR DC ACQUISITIONS I, LLC, a Delaware limited liability company (hereinafter referred to as “Seller”), and BROOKFIELD FINANCIAL PROPERTIES, L.P., a Delaware limited partnership (hereinafter referred to as “Purchaser”), as amended by the Amendment to Real Estate Purchase Contract dated February 14, 2006 (as amended, the “Agreement”).

WITNESSETH:

WHEREAS, Seller and Purchaser have heretofore entered into the Agreement, whereby Purchaser agreed to purchase that certain real and personal property located at 601 and 701 South 12th Street, Arlington, Virginia as more particularly described therein (collectively referred to herein as the “Property.”), and Seller agreed to sell the Property to Purchaser on the terms and conditions set forth therein; and

WHEREAS, Seller and Purchaser desire to modify certain terms of the Agreement for their mutual benefit as set forth below.

NOW, THEREFORE, for and in consideration of the premises, the payment of Ten and no/100 ($10.00) Dollars in hand paid by Purchaser to Seller, the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby expressly acknowledged by the parties thereto, the parties hereto do hereby covenant and agree as follows:

1. Recitals. The foregoing recitals are true and correct and are incorporated herein by this reference.

2. Purchase Price. The Purchase Price shall be $235,430,000.00.

3. Service Contracts. Pursuant to Paragraph 7(c) of the Agreement. Purchaser agrees that it shall assume all of Seller’s obligations under the Service Contracts identified on Schedule E to the Agreement except for the Property Management Agreement.

4. Seller’s Covenants. The following is hereby inserted as Paragraph 8(j) of the Agreement:

(j) Prior to the Closing Date, Seller shall (i) complete the energy management system upgrade and elevator glass replacement currently in process at the Real Property, (ii) replace one cooling tower pump located in Building 601, and (iii) complete repairs on a second cooling tower pump located in Building 601.

5. Prorations. In accordance with Paragraph 13(c) of the Agreement, Purchaser and Seller agree that prorations of Service Contracts and utilities shall be handled in accordance with the proposal set forth in e-mail correspondence from Kathi Borkholder (Seller’s counsel) to Samuel Richardson (Purchaser’s counsel) dated February 8, 2006 at 5:02 p.m, a copy of which is attached hereto.

6. Seller’s Representations. The following is hereby inserted as Paragraph 16(a)(xiv) of the Agreement:

(xiv) Seller is not aware of any Facilities Management Contract currently in effect with respect to the Property.

7. Counterparts. This Second Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party, which may be by facsimile.

8. Capitalized terms. Capitalized terms used in this Second Amendment shall, unless otherwise defined, have the meaning ascribed to them in the Agreement.

9. No Other Amendment. Except as herein amended, the terms and conditions of the Agreement remain in full force and effect. In the event of a conflict between the terms and conditions of this Second Amendment and the terms and conditions of the Agreement, the terms and conditions contained in this Second Amendment shall control.

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IN WITNESS WHEREOF, Purchaser and Seller have caused this Second Amendment to be executed and effective as of February 15, 2006.

“SELLER”

CNLR DC ACQUISITIONS I, LLC, a Delaware limited liability company

By:	/s/ Kevin B. Habicht

Name:	Kevin B. Habicht

Its:	Manager

Date:	February 15, 2006

“PURCHASER”

BROOKFIELD FINANCIAL PROPERTIES, L.P., a Delaware limited partnership

By:	Brookfield Financial Properties, Inc., a Delaware corporation, its managing general partner

	By:	/s/ Kathleen Kane

	Name:	Kathleen Kane

	Its:	SVP and General Counsel

	Date:	February 15, 2006